Exhibit 15.2

NOTE AND LOAN MODIFICATION AGREEMENT

This Note and Loan Modification Agreement (this “Agreement”) is made as of March 23, 2021, by and among GIPVA 130 CORPORATE BLVD, LLC, a Delaware limited liability company (the “Borrower”), GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership, GENERATION INCOME PROPERTIES, INC., a Maryland corporation, and DAVID SOBELMAN (collectively, the “Guarantors” and together with the Borrower, the “Obligors”),,and NEWPORT NEWS SHIPBUILDING EMPLOYEES’ CREDIT UNION, INC., D/B/A BAYPORT CREDIT UNION (the “Credit Union”), who, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, agree as follows:

1.          Recitals.

A.         The Borrower is indebted to the Credit Union (the “Loan”) under that certain Promissory Note dated October 23, 2017, made by Riverside Crossing, L.C. (“Riverside Crossing”) in the original face amount of $5,220,000 as amended by an Allonge to Promissory Note dated as of September 30, 2019 (collectively, the ’‘Note”) which Loan was assumed by the Borrower, and modified, by that certain Note, Deed of Trust, Assignment of Leases and Rents and Related Documents Assignment, Assumption and Modification Agreement (the “Assumption Agreement”) dated as of September 30, 2019, by and among Riverside Crossing, Borrower, and Credit Union, and joined in by the Guarantors.

B.         The Borrower has requested the Credit Union to reduce the interest rate payable on the Loan and adjust the monthly payments thereon.

C.         The Credit Union has agreed to the Borrower’s request on the terms and conditions hereinafter set forth, and the parties now agree to modify the Note and the Loan evidenced thereby.

D.         The obligations of the Borrower and the other Obligors under the Loan Documents (as defined in the Assumption Agreement) as modified herein, and all renewals, extensions, amendments, supplements and restatements thereof, are hereinafter collectively referred to as the “Obligations.” The Loan Documents (as defined in the Assumption Agreement), as modified herein, and any other document now or hereafter executed and delivered to evidence, secure, or guarantee the Obligations or any part thereof, or delivered in connection with the Loan or executed and delivered in connection with, or pertaining to, the Note, as modified herein, as such documents or any of them may be renewed, extended, amended, supplemented or restated from time to time, are hereinafter collectively referred to as the “Loan Documents.” Terms defined in the Loan Documents and not redefined in this Agreement shall have the same meanings in this Agreement as assigned in the Loan Documents.

2.         Note and Loan Modifications.

2.1       The Note and the Commercial Loan Agreement, and the Loan evidenced thereby, are hereby modified as follows:

A.         In the header of the Note and the Commercial Loan Agreement under the caption “RATE” the verbiage shall be amended to read as follows: “4.250% per annum through March 23, 2021, and 3.50% per annum thereafter.”

B.         Section 3 of the Note captioned “INTEREST” is hereby amended by deleting the first sentence in its entirety and inserting the following provisions in lieu thereof:

“Interest will accrue on the unpaid principal balance of this Note at the per annum rate of 4.250 percent through March 23, 2021, and at the per annum rate of 3,50 percent thereafter (Interest Rate),”

C.         Section 6 of the Note captioned “PAYMENT” is hereby amended by deleting the first paragraph and inserting the following provisions in lieu thereof:

“PAYMENT. I agree to pay this Note in 84 payments, This Note is amortized over 300 payments, I will make 23 payments of $28,178,38 beginning on November 23, 2017, and on the 23rd day of each month thereafter through September 23, 2019. I will make 18 payments of $29,583.00 beginning on October 23, 2019, and on the 23rd day of each month thereafter through March 23, 2021. I will make 42 payments of $27,432.38 beginning on April 23, 2021, and on the 23rd day of each month thereafter through September 23, 2024. The 43rd and final “balloon payment” of the entire unpaid balance of Principal and interest will be due October 23, 2024,”

2.2       The Second Allonge to Promissory Note attached hereto as Exhibit A is hereby approved and shall be executed by the parties and affixed to the Note and made a part thereof.

2.3       Any provision in the Loan Documents to the extent it is inconsistent with the modifications made by this Agreement shall be deemed to be amended and restated to be consistent in all respects,

3.         Representations and Warranties. The Borrower and the other Obligors hereby represent and warrant that (a) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any loan agreement, indenture or other contract or agreement to which the Borrower or any of the other Obligors is a party or by which the Borrower or any of the other Obligors or any of their respective properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or any of the other Obligors or any of their respective properties may be bound; (b) the Borrower and the other Obligors are validly existing under the laws of the State of their respective formation, (c) this Agreement constitutes the legal, valid and binding obligations of the Borrower and the other Obligors, enforceable in accordance with its terms; (d) the execution and delivery of, and performance under, this Agreement is within the Borrower’s and each of the other Obligors’ power and authority, without the joinder or consent of any other party, and have been duly authorized by all requisite action and are not in contravention of law or, with respect to the Borrower and the other Obligors, their respective organizational documents, or of any indenture, agreement or undertaking to which the Borrower or any of the other Obligors is a party or by which any of them are bound. The Borrower and the other Obligors, jointly and severally, agree to indemnify and hold the Credit Union harmless from and against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower or the other Obligors herein which proves to be untrue or inaccurate in any respect.

4.         Further Assurances. The Borrower and the other Obligors, jointly and severally, agree to execute and deliver to the Credit Union, promptly upon request from the Credit Union, such additional documents as may be necessary or appropriate to consummate the transactions contemplated herein,

5.         No Novation. Nothing herein shall in any manner diminish, impair or extinguish the Obligations. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced by the Note. The Borrower and the other Obligors ratify and acknowledge the Loan Documents, as amended by this Agreement, as valid, subsisting and enforceable and agree and warrant that there are no offsets, claims or defenses with respect to the Obligations.

6.         No Waiver by the Credit Union. The Borrower and the other Obligors acknowledge and agree that the execution of this Agreement by the Credit Union is not intended nor shall it be construed as (a) an actual or implied waiver of any default under any of the Loan Documents, or

(b)         an actual or implied waiver of any condition or obligation imposed upon the Borrower or the other Obligors pursuant to the Note, as modified by this Agreement, or any other Loan Documents, except to the extent, if any, specified herein.

7.         Expenses. The Borrower and the other Obligors agree, jointly and severally, to pay all costs and expenses and reimburse the Credit Union for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default shall have occurred, in connection with (a) this Agreement (including, without limitation, the Credit Union’s legal expenses incurred in connection with the drafting of this Agreement); (b) all costs and expenses relating to the Credit Union’s exercise of any of it rights and remedies under any of the Loan Documents or at law, including, without limitation, attorneys’ fees, legal expenses, and court costs.

9.         Reaffirmation. The Borrower and other Obligors, by signature below, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby declare to, and agree with, the Credit Union that the Borrower and the other Obligors are as set forth therein, liable under the Note and other Loan Documents (including, without limitation, the Guarantors’ Guaranty of Nonrecourse Carveout Liabilities and Obligations), as amended by this Agreement, that there are no offsets, claims or defenses of the Borrower or other Obligors with respect to the Obligations, and that the Note and other Loan Documents (including, without limitation, the Guarantors’ Guaranty of Nonrecourse Carveout Liabilities and Obligations) as modified hereby are hereby ratified and confirmed in all respects.

10.       Miscellaneous. As hereby expressly modified by this Agreement, all terms of the Note and other Loan Documents remain in full force and effect. This Agreement (a) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns (provided, however, no party other than the Credit Union shall assign its rights hereunder without the prior written consent of the Credit Union); (b) may be modified or amended only by a writing signed by the parties hereto; (c) shall be governed by (including but not limited to its validity, enforcement and interpretation) the laws of the Commonwealth of Virginia and United States federal law; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to modifications of Loan Documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Whenever used herein, the singular number shall include the plural and the plural the singular, and any gender shall be applicable to all genders. The use of the words “herein”, “hereof’’, “hereunder” and other similar compounds of the word “here” shall refer to this entire Agreement and not to any particular section, paragraph or provision. The headings in this Agreement shall be accorded no significance in interpreting it.

EXECUTED on the date or dates of the acknowledgements hereof, but effective as of the date first stated in this Agreement.

[Signature Pages Follow]

[Counterpart signature page to Note and Loan Modification Agreement]

BORROWER:

GIPVA 130 CORPORATE BLVD, LLC,

a Delaware limited liability company

By: Generation Income Properties, L.P.,

a Delaware limited partnership, Sole Member

By: Generation Income Properties, Inc.,

a Maryland corporation General Partner

By: /s/ David Sobelman

David Sobelman, President

[Counterpart signature page to Note and Loan Modification Agreement]

GUARANTOR:

Generation Income Properties, Inc.,

a Maryland corporation

By: /s/ David Sobelman

David Sobelman, President

[Counterpart signature page to Note and Loan Modification Agreement]

GUARANTOR:

Generation Income Properties, L.P.,

a Delaware limited partnership

By: Generation Income Properties, Inc.,

a Maryland corporation, General Partner

By: /s/ David Sobelman

David Sobelman, President

[Counterpart signature page to Note and Loan Modification Agreement]

GUARANTOR:

/s/ David Sobelman

David Sobelman

[Counterpart signature page to Note and Loan Modification Agreement]

CREDIT UNION:

NEWPORT NEWS SHIPBUILDING

EMPLOYEES’ CREDIT UNION, INC. d/b/a

BAYPORT CREDIT UNION

By: /s/ Denise Brown

Denise Brown, Commercial Banker

EXHIBIT A

SECOND ALLONGE

TO

PROMISSORY NOTE

(Loan No, 412398-60)

ORIGINAL BORROWER:  Riverside Crossing L.C.

CURRENT BORROWER:  GIPVA 130 Corporate Blvd, LLC

LENDER:                              Newport News Shipbuilding Employees’ Credit Union, Inc.,

d/b/a BayPort Credit Union

This Second Allonge to Promissory Note (the “Second Allonge”) is dated and effective as of March 23, 2021, and attached to, and made a part of, the Promissory Note dated October 23, 2017, made by the Original Borrower payable to the Lender or order, in the face amount of$5,200,000.00, as previously amended by Allonge to Promissory Note dated as of September 30, 2019 (collectively, the “Note”). The obligations of the Original Borrower under the Note were assumed by the Current Borrower pursuant to that certain Note, Deed of Trust, Assignment of Leases and Rents, and Related Loan Documents Assignment, Assumption and Modification Agreement (the “Assumption Agreement”), by and among the Original Borrower, the Current Borrower, the Lender and James B. Mears as Trustee and joined in by Generation Income Properties, L.P., a Delaware limited partnership, Generation Income Properties, Inc., a Maryland corporation, and David Sobelman (collectively, the “Guarantors”), Any capitalized term used, but not defined, in this Allonge shall have the meaning ascribed to such term in the Note or the Assumption Agreement.

The Note is hereby amended as follows:

1,         In the header under the caption “RATE” the verbiage shall be amended lo read as follows: “4.250% per annum through March 23, 2021, and 3.50% per annum thereafter.”

2.         Section 3, captioned “INTEREST” is hereby amended by deleting the first sentence in its entirety and inserting the following provisions in lieu thereof:

“Interest will accrue on the unpaid principal balance of this Note at the per annum rate of 4,250 percent through March 23, 2021, and at the per annum rate of 3.50 percent thereafter (Interest Rate).”

3.         Section 6 captioned “PAYMENT” is hereby amended by deleting the first paragraph and inserting the following provisions in lieu thereof:

“PAYMENT. I agree to pay this Note in 84 payments, This Note is amortized over 300 payments. I will make 23 payments of $28,178.38 beginning on November 23, 2017, and on the 23rd day of each month thereafter through September 23, 2019. I will make 18 payments of $29,583,00 beginning on October 23, 2019, and on the 23rd day of each month thereafter through March 23, 2021. I will make 42 payments of $27,432.38 beginning on April 23, 2021, and on the 23rd day of each month thereafter through September 23, 2024. The 43rd and final “balloon payment” of the entire unpaid balance of Principal and interest will be due October 23, 2024.”

4.         Except as amended, modified or supplemented by this Second Allonge, the Note remains in full force and effect and is hereby ratified and confirmed.

[Continued on following page]

CURRENT BORROWER:

GIPVA 130 CORPORATE BLVD, LLC,

a Delaware limited liability company

By: Generation Income Properties, L.P.,

a Delaware limited partnership, Sole Member

By: Generation Income Properties, Inc.,

a Maryland corporation General Partner

By: /s/ David Sobelman

David Sobelman, President

LENDER:

NEWPORT NEWS SHIPBUILDING

EMPLOYEES’ CREDIT UNION, INC.

d/b/a. BAYPORT CREDIT UNION

By: /s/ Denise Brown

Denise Brown, Commercial Banker

PRIOR OBLIGATION INFORMATION	LOAN NUMBER	ACCT. NUMBER	NOTE DATE	NOTE AMOUNT	MATURITY DATE
	452011-60		09/30/19	$8,260,000.00	09/30/24

AMENDED OBLIGATION INFORMATION	LOAN NUMBER	ACCT. NUMBER	MODIFICATION DATE	NOTE AMOUNT
	452011-60		March 17, 2021	$7,988,743.71
	MATURITY DATE	INDEX (w/margin)	INTEREST RATE	INITIALS
	09/30/24	Not Applicable	3.500%	DB
	Creditor Use Only			

DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is March 17, 2021. The parties and their addresses are:

LENDER:
NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC.
d/b/a BayPort Credit Union
One BayPort Way
Suite 350
Newport News, VA 23606
Telephone: (757) 873-4037

BORROWER:
GIPVA 2510 WALMER AVE, LLC
a Delaware Limited Liability Company
401 E. Jackson Street, Ste. 3300
Tampa, FL 33602

1. DEFINITIONS. In this Modification, these terms have the following meanings:

A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Loan. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.

B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.

C. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.

D. Modification. Modification refers to this Debt Modification Agreement.

E. Prior Obligation. Prior Obligation refers to my original agreement described above in the PRIOR OBLIGATION INFORMATION section, and any subsequent extensions, renewals, modifications or substitutions of it.

2. BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $7,988,743.71. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3. CONTINUATION OF TERMS. I agree and understand that all other terms and provisions in the Prior Obligation survive and continue in full force and effect, except to the extent that they are specifically and expressly amended by this Modification. The express amendment of a term does not amend related or other terms - even if the related or other terms are contained in the same section or paragraph of the Prior Obligation. For illustration purposes only, a modification of the interest rate to be paid during the term of the loan would not modify the default rate of interest even though both of those terms are described in the Prior Obligation in a common section titled "Interest". The term "Prior Obligation" includes the original instrument and any modifications prior to this Modification.

GIPVA 2510 Walmer Ave, LLC
Debt Modification Agreement
VA/4CATHY SW0000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ______
Page 1

4. TERMS. The Prior Obligation is modified as follows:

A. Interest. Our agreement for the payment of interest is modified to read:

(1) INTEREST. Interest will accrue on the unpaid Principal balance of the Loan at the rate of **3.500 percent (Interest Rate).**

B. Payments. The payment provision is modified to read:

(1) PAYMENT. I agree to pay the Loan in **43** payments. The Loan is amortized over **283** payments. I will make **42** payments of **$41,446.21** beginning on March 30, 2021, and on the 30th day of each month thereafter. A single "balloon payment" of the entire unpaid balance of Principal and interest will be due September 30, 2024.

Payments will be rounded up to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

C. Security. The security provision is modified to read:

(1) Existing Collateral Added. The following previously executed security instruments or agreements are added as security for the Amended Obligation: Deed of Trust dated September 30, 2019, recorded October 2, 2019 4:11 PM, Instrument NO. 190019402 in the City of Norfolk, Virginia; and

Assignment of Leases and Rents dated September 30, 2019, recorded October 2, 2019 4:12 PM, Instrument NO. 190019406 in the City of Norfolk, Virginia; and

UCC Financing Statement filed October 8, 2019 10:39 AM with the Norfolk Circuit Court Clerk; and

UCC Financing Statement filed October 1, 2019 9:39 PM with the Delaware Department of State U.C.C. Filing Section, U.C.C. Initial Filing No: 2019 6844695.

D. Fees and Charges. As additional consideration for your consent to enter into this Modification, I agree to pay, or have paid these additional fees and charges:

(1) Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

5. WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6. REASON(S) FOR MODIFICATION. To modify the Interest Rate from 4.250% to 3.500%.

7. SIGNATURES. By signing under seal, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

BORROWER:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By [signature] (Seal)
David Sobelman, President

LENDER:

Newport News Shipbuilding Employees' Credit Union, Inc.

By [signature] (Seal)
Denise Brown, Commercial Banker

GIPVA 2510 Walmer Ave, LLC
Debt Modification Agreement
VA/4CATHY SW00000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

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Page 2

ACKNOWLEDGMENT AND CONSENT BY GUARANTOR.

I agree to the terms contained in this Modification and acknowledge receipt of a copy of this Modification.

______________________ (Seal)
David Sobelman

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By ______________________ (Seal)
David Sobelman, President

Generation Income Properties, Inc.

By ______________________ (Seal)
David Sobelman, President

GIPVA 2510 Walmer Ave, LLC
Debt Modification Agreement
VA/4CATHY SW0000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

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Page 3

NOTICE AND CONSENT TO MODIFICATION AND CONFIRMATION OF GUARANTY BY GUARANTOR

DATE AND PARTIES. The date of this Notice And Consent To Modification And Confirmation Of Guaranty By Guarantor (Notice) is March 17, 2021. The parties and their addresses are:

LENDER:
NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC.
d/b/a BayPort Credit Union
One BayPort Way
Suite 350
Newport News, VA 23606
Telephone: (757) 873-4037

BORROWER:
GIPVA 2510 WALMER AVE, LLC
401 E. Jackson Street, Ste. 3300
Tampa, FL 33602

GUARANTOR:
DAVID SOBELMAN
3117 W Oaklyn Avenue
Tampa, FL 33609

GENERATION INCOME PROPERTIES, L.P.
401 E. Jackson Street, Ste. 3300
Tampa, FL 33602

GENERATION INCOME PROPERTIES, INC.
401 E. Jackson Street, Ste. 3300
Tampa, FL 33602

1. DEFINITIONS. In this Notice, these terms have the following meanings:

A. Pronouns. The pronouns "I", "me" and "my" refer to all persons or entities signing this Notice, individually and together with their heirs, successors and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Modification or Prior Obligation.

B. Modification. Modification refers to the Debt Modification Agreement dated March 17, 2021 and executed by you and the Borrower.

C. Prior Obligation. Prior Obligation refers to the Borrower's existing agreement to pay you money, dated September 30, 2019 and all amendments thereto.

D. Property. Property refers to any property, real, personal or intangible, pledged by me to secure the Guaranty.

E. Guaranty. Guaranty refers to my previous agreement to absolutely and unconditionally promise to pay you and guarantee to you the full and prompt payment of the Prior Obligation.

2. NOTICE TO GUARANTOR. I acknowledge that the Borrower has requested a modification to the terms of the Prior Obligation and that you have agreed to modify the Prior Obligation, subject to the terms and conditions contained in the Modification. A copy of the Modification is attached to this Notice.

3. CONSENT BY GUARANTOR. I unconditionally consent to the Modification. Except to the extent that the Modification expressly modifies the terms and conditions of the Prior Obligation, I acknowledge that the terms and conditions of the Prior Obligation and the Guaranty continue in full force and effect.

4. CONFIRMATION OF GUARANTY BY GUARANTOR. I represent and confirm that:

A. I continue to guarantee the debt(s), liabilities and obligations of the Borrower according to the terms of the Guaranty, and notwithstanding the Modification or any action or undertakings preceding the date of this Notice.

B. Any Property given to secure the Guaranty continues to secure the Guaranty as herein confirmed.

GIPVA 2510 Walmer Ave, LLC
Virginia Notice to Guarantor
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
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C. The Guaranty, as herein confirmed, remains in full force and effect, notwithstanding any action or undertakings by or against you with respect to the Property, the Prior Obligation, or any other guaranty thereof.

SIGNATURES. I agree to the terms contained in this Notice. I also acknowledge receipt of a copy of this Notice.

GUARANTOR:

_________________________ Date 03/17/21
David Sobelman

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By _________________________ Date 03/17/21
David Sobelman, President

Generation Income Properties, Inc.

By _________________________ Date 03/17/21
David Sobelman, President

GIPVA 2510 Walmer Ave, LLC
Virginia Notice to Guarantor
VA/4CATHY SW00000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

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AUTHORIZATION
by Limited Partnership

1. ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P. certify that:

A. I am designated to execute this Authorization on behalf of Generation Income Properties, L.P., Federal Tax Identifying Number (Limited Partnership).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Limited Partnership is properly formed and validly existing under the laws of Delaware and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.

D. Limited Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.

F. Limited Partnership will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:

A. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.

B. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

3. SPECIFIC AUTHORIZATIONS. Limited Partnership agrees that the following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Generation Income Properties, Inc., General Partner

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A. Cause GIPVA 2510 Walmer Ave, LLC to borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of GIPVA 2510 Walmer Ave, LLC on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

B. Cause GIPVA 2510 Walmer Ave, LLC to grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that GIPVA 2510 Walmer Ave, LLC now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by GIPVA 2510 Walmer Ave, LLC to Financial Institution.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

C. Cause GIPVA 2510 Walmer Ave, LLC to receive and acknowledge receipt for funds, whether payable to the order of GIPVA 2510 Walmer Ave, LLC or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

D. Cause GIPVA 2510 Walmer Ave, LLC to periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

E. Cause GIPVA 2510 Walmer Ave, LLC to execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW0000000002448030N
Wolters Kluwer Financial Services ®1996, 2021 Bankers Systems™
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SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By _______________ (Seal)
David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY
Acct/Loan # 452011-60 Authorization and agreement completed and effective 3/17/21 by _______________ for the Financial Institution.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

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AUTHORIZATION

to Guaranty
by Corporation

1. ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc. certify that:

A. I am designated to execute this Authorization on behalf of Generation Income Properties, Inc., Federal Tax Identifying Number 47-4427295 (Corporation).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Corporation is properly formed and validly existing under the laws of Maryland and that Corporation has the power and authority to conduct business and other activities as now being conducted.

D. Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Corporation properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.

F. Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:

A. Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Corporation the financial accommodations indicated in this Authorization.

B. All prior transactions obligating Corporation to Financial Institution by or on behalf of Corporation are ratified by execution of this Authorization.

C. Any Agent, while acting on behalf of Corporation, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.

E. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F. Corporation agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G. Financial Institution may verify credit history of Corporation by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity	Signature	Facsimile Signature
David Sobelman, President of Generation Income Properties, Inc.	[signature]	

Corporation authorizes and directs the designated Agents to act, as indicated, on Corporation's behalf to:

A. Guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Corporation now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by David Sobelman and requires one authorized signature.

B. Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

C. Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials _____
Page 1

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Corporation on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, Inc.

By ______________________ (Seal)
David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY
Acct/Loan # 452011-60 Authorization and agreement completed and effective 3/17/21 by ______ for the Financial Institution.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

Initials ______
Page 2

AUTHORIZATION

to Guaranty
by Limited Partnership

1. ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P. certify that:

A. I am designated to execute this Authorization on behalf of Generation Income Properties, L.P., Federal Tax Identifying Number (Limited Partnership).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Limited Partnership is properly formed and validly existing under the laws of Delaware and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.

D. Limited Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.

F. Limited Partnership will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:

A. Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Limited Partnership the financial accommodations indicated in this Authorization.

B. All prior transactions obligating Limited Partnership to Financial Institution by or on behalf of Limited Partnership are ratified by execution of this Authorization.

C. Any Agent, while acting on behalf of Limited Partnership, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.

E. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F. Limited Partnership agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G. Financial Institution may verify credit history of Limited Partnership by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. Limited Partnership agrees that the following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Generation Income Properties, Inc., General Partner

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A. Guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Partnership now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

B. Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

C. Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

Initials _____
Page 1

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By (Seal)
David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY
Acct/Loan # 45201/-60 Authorization and agreement completed and effective 3/17/21 by ______ for the Financial Institution.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW0000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ____
Page 2

AUTHORIZATION

to Guaranty
by Corporation

1. ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc. certify that:

A. I am designated to execute this Authorization on behalf of Generation Income Properties, Inc., Federal Tax Identifying Number 47-4427295 (Corporation).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Corporation is properly formed and validly existing under the laws of Maryland and that Corporation has the power and authority to conduct business and other activities as now being conducted.

D. Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Corporation properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.

F. Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:

A. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.

B. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

3. SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity	Signature	Facsimile Signature
David Sobelman, President of Generation Income Properties, Inc.	[signature]	______________

Corporation authorizes and directs the designated Agents to act, as indicated, on Corporation's behalf to:

A. Cause Generation Income Properties, L.P. to guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also cause Generation Income Properties, L.P. to grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Generation Income Properties, L.P. now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by David Sobelman and requires one authorized signature.

B. Cause Generation Income Properties, L.P. to periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

C. Cause Generation Income Properties, L.P. to execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ®1996, 2021 Bankers Systems™
Initials _____
Page 1

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Corporation on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, Inc.

By _______________ (Seal)
David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # 452011-60 Authorization and agreement completed and effective 3/17/21 by _______________ for the Financial Institution.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW0000000002448030N

Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™

Initials _____
Page 2

AUTHORIZATION

by Limited Liability Company

1. ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P., Sole Member of GIPVA 2510 Walmer Ave, LLC certify that:

A. I am designated to execute this Authorization on behalf of GIPVA 2510 Walmer Ave, LLC, Federal Tax Identifying Number 84-2448146 (Limited Liability Company).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Limited Liability Company is properly formed and validly existing under the laws of Delaware and that Limited Liability Company has the power and authority to conduct business and other activities as now being conducted.

D. Limited Liability Company has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Liability Company properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Limited Liability Company will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Liability Company's existing name, trade names, fictitious names and franchises.

F. Limited Liability Company will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Liability Company will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Limited Liability Company authorizes and agrees that:

A. Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Limited Liability Company the financial accommodations indicated in this Authorization.

B. All prior transactions obligating Limited Liability Company to Financial Institution by or on behalf of Limited Liability Company are ratified by execution of this Authorization.

C. Any Agent, while acting on behalf of Limited Liability Company, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Liability Company.

E. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F. Limited Liability Company agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G. Financial Institution may verify credit history of Limited Liability Company by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. Limited Liability Company agrees that the following persons (Agents) are authorized to act on behalf of Limited Liability Company in fulfilling the purposes of this Authorization:

Generation Income Properties, L.P., Sole Member

Limited Liability Company authorizes and directs the designated Agents to act, as indicated, on Limited Liability Company's behalf to:

A. Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Limited Liability Company on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

B. Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Liability Company now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Limited Liability Company to Financial Institution.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

C. Receive and acknowledge receipt for funds, whether payable to the order of Limited Liability Company or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

D. Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

E. Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ______
Page 1

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Liability Company on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By _______________ (Seal)
David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY
Acct/Loan # 452011-60 Authorization and agreement completed and effective 3/17/2021
_______________ for the Financial Institution.

GIPVA 2510 Walmer Ave, LLC
Virginia Authorization
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials _____
Page 2

LOAN INFORMATION REPORT

Loan Number	462011-60
Loan Officer	Denise Brown
Loan Summary	This is a(n) Commercial, Modification, Secured, Term, Fixed loan.
Lender Information	NEW60 Newport News Shipbuilding Employees' Credit Union, Inc. d/b/a BayPort Credit Union One BayPort Way Suite 350, Newport News, VA 23606 (757) 873-4037

BORROWERS

Host ID:	
Name:	GIPVA 2510 Walmer Ave, LLC
DBA:	
Address:	401 E. Jackson Street, Ste. 3300, Tampa, FL 33602
EIN:	84-2448146
Phone:	
NAIC - Primary:	0
NAIC - Secondary:	0

GUARANTORS

Host ID:	
Name:	David Sobelman
AKA:	
Address:	3117 W Oaklyn Avenue, Tampa, FL 33609
Phone:	
Birthdate:	
Type of Guaranty:	Continuing Debt - Unlimited
Date of Guaranty:	March 17, 2021

Host ID:	
Name:	Generation Income Properties, L.P.
DBA:	
Address:	401 E. Jackson Street, Ste. 3300, Tampa, FL 33602
Phone:	
NAIC - Primary:	0
NAIC - Secondary:	0
Type of Guaranty:	Continuing Debt - Unlimited
Date of Guaranty:	March 17, 2021

Host ID:	
Name:	Generation Income Properties, Inc.
DBA:	
Address:	401 E. Jackson Street, Ste. 3300, Tampa, FL 33602
EIN:	47-4427295

GIPVA 2510 Walmer Ave, LLC
Loan Information Report
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ____
Page 1

Phone:	
NAIC - Primary:	0
NAIC - Secondary:	0
Type of Guaranty:	Continuing Debt - Unlimited
Date of Guaranty:	March 17, 2021

GENERAL INFORMATION

Specific Loan Purpose: to modify the Interest Rate from 4.250% to 3.500%

CALCULATION TERMS

INPUT VALUES

PAYMENT INFORMATION	
Repayment Method	Amortized Balloon
Amount Requested	$0.00
Outstanding Balance	$7,988,743.71
Payment Frequency	Monthly
Number of Amortized Payments	283
Funding Date	March 17, 2021
Note Date	March 17, 2021
Funding Date is used to calculate the beginning of interest accrual	
First Payment Date	March 30, 2021
Days to First Payment	13
Accrual Method	Actual/365
Prepay Odd Days Interest	No
Collect Odd Days As	NA
Amortized Balloon Detail	
Number of Payments in Call Term	43

INTEREST RATE DEFINITION	
Fixed Interest Rate	
Interest Rate	3.500%
Lock Rate For (number of days)	
Lock Expiration Date	

CALCULATED VALUES

PROCEEDS INFORMATION	
Loan Amount	$7,988,743.71
Charges Not Affecting APR	$0.00
Charges Affecting APR	$0.00
Odd Days Prepaid/Credit	$0.00
-17 Days	

GIPVA 2510 Walmer Ave, LLC
Loan Information Report
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ____
Page 2

Pro Rata Charge	$0.00
Interest	$938,980.22
Minimum Interest Applies	No
Finance Charge	$938,980.22
Amount Financed	$7,988,743.71
Proceeds	$7,988,743.71

PAYMENT STREAM INFORMATION

Number of Payments	Amount of Payments	When Payments Are Due
42	$41,446.21	Monthly beginning March 30, 2021
1	$7,186,983.11	September 30, 2024

Total of Payments	$8,927,723.93
Maturity Date	September 30, 2024

LATE CHARGES

If a payment is more than 10 days late, I will be charged **5.000** percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

INSURANCE DETAIL

Credit Life Plan Selected	N/A
Credit Disability Plan Selected	N/A
Total Premium	
Cost Per Day	
Amount of Decreasing Insurance	
Amount of Level Insurance	
Amount of Disability Insurance	
Monthly Disability Benefit	
Decreasing Term	
Level Term	
Disability Term	

DEFAULT INTEREST RATE DETAIL

Default interest will accrue at the maximum amount allowed by law, subject to your sole discretion.

COLLATERAL

Collateral Type	Fixtures
Specific Collateral Description	SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF
Location Address	2510 Walmer Avenue, Norfolk, VA 23513, Nottoway
Owner of the Collateral	GIPVA 2510 Walmer Ave, LLC
Property Insurance Information	

GIPVA 2510 Walmer Ave, LLC
Loan Information Report
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ____
Page 3

The insurable value of this Property is replacement cost. The term of coverage will be Term of Loan. The maximum deductible allowed is $1,000.00.

Effective Date:

INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows:

Policy Number.

Insurance Company Name, Address, and Phone Number.

INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

Agent Name.

Agency Name, Address, and Phone Number.

Collateral Type	Non-Residential Real Estate
Specific Collateral Description	
Location Address	2510 Walmer Avenue, Norfolk, VA 23513, Nottoway
Owner of the Collateral	GIPVA 2510 Walmer Ave, LLC
Property Insurance Information	

The insurable value of this Property is replacement cost. The term of coverage will be Term of Loan. The maximum deductible allowed is $1,000.00.

Effective Date:

INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows:

Policy Number.

Insurance Company Name, Address, and Phone Number.

INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

Agent Name.

Agency Name, Address, and Phone Number.

Collateral Type	Leases/Rents -- (Real Estate Only)
Specific Collateral Description	
Location Address	2510 Walmer Avenue, Norfolk, VA 23513, Nottoway
Owner of the Collateral	GIPVA 2510 Walmer Ave, LLC

GIPVA 2510 Walmer Ave, LLC
Loan Information Report
VA/4CATHY SW00000000002448030N
Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™
Initials ____
Page 4